UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2018

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 20, 2018, The Greenbrier Companies, Inc. and its wholly owned subsidiary, Greenbrier Rail Services Holdings, LLC (collectively, “Greenbrier”) entered into a Dissolution Agreement (the “Dissolution Agreement”) with Watco Companies, LLC and certain of its affiliates (collectively, “Watco”) and certain other parties thereto pursuant to which Greenbrier and Watco will discontinue their GBW Railcar Services (“GBW”) railcar repair joint venture. GBW was originally formed in 2014.

Pursuant to the Dissolution Agreement, repair shops and employees at each location will return to management by their previous operators. The Dissolution Agreement provides that certain agreements entered into in connection with the creation of GBW will be terminated as of the dates set forth in the Dissolution Agreement, including without limitation (i) the Contribution Agreement between Watco Companies, LLC, The Greenbrier Companies, Inc. and GBW Railcar Services Holdings, LLC, dated July 18, 2014 (the “Contribution Agreement”); (ii) the leases of real and personal property by each of Greenbrier and Watco to GBW; (iii) services agreements between GBW and each of Greenbrier and Watco; and (iv) certain employment-related agreements.

In addition, the Amended and Restated Limited Liability Company Agreement of GBW Railcar Services Holdings, LLC, dated and filed with the SEC on July 18, 2014, has been amended and restated as the Second Amended and Restated Limited Liability Company Agreement of GBW Railcar Services Holdings, LLC to facilitate the transactions contemplated by the Dissolution Agreement. GBW Railcar Services Holdings, LLC and its operating subsidiary, GBW Railcar Services, LLC, will be dissolved pursuant to the transactions contemplated by the Dissolution Agreement.

Item 1.02 Termination of a Material Definitive Agreement

Pursuant to the Dissolution Agreement described in Item 1.01 above, the Contribution Agreement, dated and filed with the SEC on July 18, 2014, was terminated effective August 20, 2018.

Item 7.01 Regulation FD Disclosure

On August 20, 2018, Greenbrier issued the press release attached hereto as Exhibit 99.1 announcing the discontinuation of GBW.

The information under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated August 20, 2018 of The Greenbrier Companies, Inc. announcing termination of the GBW Railcar Services railcar repair joint venture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: August 20, 2018	By:	/s/ Lorie L. Tekorius
Lorie L. Tekorius
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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